AIM ImmunoTech

Ampligen As An Antiviral

February 2020

Forward Looking Statements

This corporate presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. These statements involve a number of risks and uncertainties. For example, significant additional testing and trials will be required to determine whether Ampligen will be effective in the treatment of many of the viruses discussed in the report in humans and no assurance can be given that it will be the case. This report contains the results of a number of studies. No assurance can be given that future studies will not result in findings that are different from those reported in the referenced studies. Please note that certain doctors who were executives of the Company were co authors of a few of the studies referenced in this corporate presentation. With regard to the Company's activities with Ampligen generally, no assurance can be given as to whether current or planned trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, the Company cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Any forward-looking statements set forth in in this corporate presentation speak only as of the date of this presentation. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof.

Table of Contents

Overview

Ampligen as a Therapy for Viral Diseases


Sterile
Ampligen® 200 mg
FOR INTRAVENOUS USE ONLY
CAUTION New Drug

Injectable Form

Ampligen is the only known specific TLR3 agonist based on synthetic double-stranded RNA (dsRNA) with a well-developed intravenous, intraperitoneal and intranasal safety profile


Poly I:C12U
I Cyan
C Green
U Pink

Stability: 7 years : ~100,000 Human Doses Utilized to Date



Intranasal Form

Toll-like Receptor 3 (TLR-3) = a primary natural danger signal for viral infection

Ampligen is a Broad-Spectrum Antiviral

- Ampligen has demonstrated antiviral activity against a broad spectrum of viruses, including Herpes viruses, Alphaviruses Coronaviruses and Filoviruses
- Ampligen has shown a survival benefit in Alphaviruses, Coronaviruses, Filoviruses and Paramyxoviruses in animal models
- In a mouse model of Ebola Virus Disease, Ampligen (6 mg/kg) produced 100% survival vs. 0% survival in the control animals

Ampligen's Safety Profile

Overview of Ampligen's Safety Profile

- Administered by intravenous (IV) infusion over 30 to 60 minutes
- Generally well-tolerated with ~100,000 doses administered
- Extensive exposure to drug (>600 patient treatment years), including two placebo-controlled pivotal studies
- Favorable safety profile overall and specifically for the QT Interval, Autoimmunity, Hospitalization for Depression/Suicide Attempt, and Cancer
- Most frequent adverse event is a flu-like syndrome consisting of headache, chills, fever, flushing, and myalgia
- Ampligen is approved in Argentina for severe CFS

Clinical Safety Profile Related to Molecular Structure of Ampligen (Poly I: Poly C_{12}U)

- Mis-paired regions of base pair hydrogen bonding accelerate chain hydrolysis while preserving biological activity
- Decreased toxicity and improved safety compared to the absence of mis-pairing
- No development of antibodies to Ampligen - In contrast to 40-60% antibody formation with poly ICLC and poly ICL [J. of IFN Research 3,281 (1983)]
- Ampligen is a selective TLR3 agonist compared to poly IC which also activates helicases (i.e. MDA-5)


Poly I:C
I Cyan
C Green


Poly I:C12U
I Cyan
C Green
U Pink

AMP 502 & AMP 516: No Significant Difference in the Number or Relationship of SAEs to Study Drug as Determined by Blinded Investigators

Relationship to Study Drug	Number of Serious Adverse Events	
	Ampligen	Placebo
Not Related	16	16
Remote	4	3
Possible	2	2
Probable	0	1
Definite	0	0
Total	22	22

Note: Determination of the number and relationship of SAEs to study drug was done as they occurred during the studies while under double-blinded conditions

All SAEs in the Ampligen CFS Program – No Significant Difference[1] Between Ampligen and Placebo Groups in Relationship of SAEs to Study Drug

All CFS Studies[2]



Ampligen Group
Placebo Group
1=None
2=Remote
3=Possible
4=Probable
5=Definite
Percent of Patients with SAEs
7.7%
8.6%

[1] Fisher's Exact Test, p=0.74

[2] Studies 501, 502, 502T, 502E, 504, 509, 511 (at last safety cut-off), 516, and 516C/E

Safety Findings from Two Well-Controlled Pivotal Studies (502 and 516)

- No Evidence of new Autoimmune Disease
- No Evidence for Induction of Autoantibodies
- No Increase of Treatment Emergent Depression or Suicide Attempts
- No Increase Incidence of Cancer
- 5.6 % increase in SGOT (AST) or SGPT (ALT) >3 times ULN was managed by dose reductions and did not result in any study discontinuations
- No increase in Serious Adverse Events (SAEs)
- No Increase in QT Interval
- No Deaths

Important Differences Between Poly I:Poly $C_{12}U$ (Ampligen®) and Poly I : Poly C / Poly ICLC

- Ampligen is a selective TLR-3 agonist (i.e. it does not activate the TLR-3 independent pathways using RNA helicase sensors such as MDA5 or retinoic acid-inducible protein I (RIG-1)
- Ampligen does not induce TNF-α
- Poly I : poly C is non-selective and activates both MDA5 and RIG-I using TLR-3 independent proinflammatory pathways
- Poly I : poly C induces TNF-α
- References:

  - Gitlin, et al. *PNAS* 2006; 103:8459
  - Kato, et al. *Nature* 2006; 441:101
  - Gowen, et al. *J. Immunology* 2007; 178:5200
  - Avril, et al. *J. Immunotherapy* 2009; 32:353
  - Trumpfheller, et al. *PNAS* 2008; 105:2574

Poly I : Poly C Induces High Levels of TNF-α; Poly I : Poly $C_{12}U$ Does Not



10000
1000
100
10
1
TNF (pg/ml)
0
poly I:C1
poly I:C2
poly I:C12U

TNF-α expression was measured in the supernatant of dendritic cells (DCs) cultured overnight with the 3 TLR agonists. Data represent mean ±SEM from 3 different healthy donors.

Avril, et al. *J Immunother* 2009;32:353–362

Why is the Induction of TNF-α by Poly I : Poly C a Problem for Poly I : Poly C / Poly ICLC?

- TNF-α is a tumor promoter
- TNF-α has been linked to the carcinogenic effects of:
  - Nickel compound and lung cancer (*Current Cancer Drug Targets* 2009; 9:81-90)
  - Helicobacter pylori and stomach cancer (*BBRC* 2009; 388:193-198)

Ampligen and Alphaviruses

Western Equine Encephalitis Virus: Independent Studies Show Ampligen Increases Survival

- Ampligen consistently increased survival 2-5 fold over placebo controls in animal models
- Ampligen administered intraperitoneally (ip) protected against WEEV
- **Intranasally administered Ampligen may be important for protection against weaponized alphaviruses**

Percent Survival with Ampligen (ip) Treatment of WEEV (VR-70) Infection (ip) Compared to Placebo in Mice and Hamsters


Mice
100
80
60
40
20
0
Percent Survival
Control
-4 h and twice daily for 8 Days
-4 h and Day 2
placebo
favipiravir (T-705a)
Ampligen
Julander (2009)


Hamsters
100
80
60
40
20
0
Percent Survival
Placebo
-4 h and Day 2
Ampligen
Julander (2007)

Institute for Antiviral Research, Utah State University

Five-Fold Increase in Survival with Ampligen Treatment of WEEV (VR-70) Compared to Placebo



100
90
80
70
60
50
40
30
20
10
0
Percent Survival
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Days
Ampligen*
Favipiravir**
Placebo

*p<0.001; **p<0.01 (Wilcoxon log-rank survival analysis)

Julander et al., *Antiviral Research* (2009) 82:169 Institute for Antiviral Research, Utah State University

Ampligen (ip) Increased Survival of Mice and Hamsters in WEEV (VR-70) Models

Drug	Dose (mg/kg)	Dosing Schedule (days)	Alive / Total	% Survival	MST (days)
Julander (2007)	**Hamsters**				
Ampligen	3.2	-4h and 2 dpi	15/15	100**	>21**
Placebo	0	-4h to 6 dpi	9/40	22.5	5.5
Julander (2009)	**Mice (C57BL/6)**				
Ampligen	12	-4h and 2 dpi	10/10	100**	>14
Favipiravir (T-705)	400	-4h to 8 dpi	6/15	40*	10.1
Placebo	0	-4h to 8 dpi	4/20	20	6.7

*p< 0.01, **p< 0.001 compared to Placebo; MST= Mean Survival Time; dpi= day(s) post-infection; h=hour(s)

WEEV Mouse Experiment: Comparison of Ampligen and Favipiravir (T-705) Dosing Schedules

Drug	Daily Dose (mg/kg)	Administration Frequency [1]	Total Number of Doses	Daily Dose used Compared to Clinical Dose Levels	Survival [2]
Ampligen (Poly I: Poly $C_{12}U$)	12	-4 hours and 2 dpi	2	**Within Clinically Achievable Range**	100%
Favipiravir (T-705a)	400	-4 hours and twice daily for 8 days	**16**	**Over 12 times highest dose used in reported influenza trial [3]**	40%

1. dpi= days post-infection
2. survival of placebo control= 20%
3. DoD's BioDefense Therapeutics Announces Positive Results for Flu Treatment Drug, PR Newswire- US Newswire, October 16, 2013, Fort Belvoir, VA.

Ampligen and Ebola

Potential Benefits of Ampligen with Respect to Ebola Disorders (a Risk/Benefit Analysis)

1. Uniquely addresses the primary molecular defect conveyed to the body's antiviral/immune defenses due to Ebola infection.
2. Secondary molecular deficiencies (lack of interferon induction and viral protein inhibition) automatically treated by reversing primary Ebola-induced defect.
3. Ampligen induces multiple antiviral cascades with potential to be therapeutic even in advanced clinical cases of Ebola.

Potential Benefits of Ampligen with Respect to Ebola Disorders (a Risk/Benefit Analysis)

4. Ampligen is a **broad-spectrum antiviral** (multiple classes of RNA and DNA viruses are susceptible) in animals.
5. May demonstrate efficacy against mutated Ebola which may become resistant to protein or nucleic acid sequence interacting drugs (siRNA, polymerase inhibitors, monoclonal antibodies, vaccines).
6. Intravenous clinical safety record established by ~100,000 patient treatments in other disorders.
7. FDA Advisory Committee voted in favor of clinical safety for commercial use in ME/CFS.

Ampligen Clinical Safety

- Mispaired regions accelerate hydrolysis while preserving activity
- Decreased toxicity and improved safety profile
- No development of antibodies to Ampligen - In contrast to 40-60% antibody formation in poly ICLC and poly ICL patients [J. of IFN Research 3,281 (1983)]
- Ampligen is a selective TLR3 agonist compared to poly IC which also activates helicases

Anti-Ebola Activity of Ampligen Confirmed at Three Independent Laboratories

- Ampligen inhibits Ebola virus replication using human Hela cells (Rekha G. Panchal, PhD, United States Army Medical Research Institute of Infectious Diseases (USAMRIID) Frederick, MD)
- Ampligen binds to Ebola VP35 and displaces viral dsRNA in human lung cancer cells (A549) (Prof. Enzo Tramontano, University of Cagliari, Italy) (Mitchell, WM and Carter, WA. The quest for effective Ebola treatment: Ebola VP35 is an evidence-based target for dsRNA drugs. *Emerging Microbes & Infections* (2014) 3, e77; doi:10.1038/emi.2014.77)
- Ampligen decreases Ebola viral transcription in human embryonic kidney cells (293T) (Sergei Nekhai, PhD, Howard University, Washington, DC)

The USAMRIID Report February 2, 2015

The report indicates that Prophylactic Ampligen (rintatolimod) has High Activity Against the Ebola Virus in Cell Culture (Hela Cells)

EC50 = ~4 µg/ml   Cmax (Humans) ~65 µg/ml

Mean Ampligen Serum Levels vs. Time (Humans)


Ampligen EC50 Against Ebola = .004 mg/ml
(Hela Cells, USAMRIID)
Ampligen IV Dose
Levels in Humans
● 200 mg (n=10)
Δ 400 mg (n=10)
□ 700 mg (n=11)
Ampligen (mg/ml)
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.004
0
20
40
60
80
100
120
Time After Infusion (min)

The Overwhelming Lethality of Ebola Virus is Attributed Primarily to a Single Mechanism

Structure of dsRNA EBOV VP35 Binding Complex

Binding to dsRNA and IFN inhibition is dependent on a VP35 complex in which two VP35 molecules are paired in binding to a single RNA strand. Illustrated are the crystallographic coordinates VP35 complexed with dsRNA. Each dsRNA strand is depicted as red or blue-grey with similarly colored bases to indicate that binding of VP35 is nucleotide sequence independent. Three positively charged residues of VP35 are critical for binding to the phosphodiester dsRNA backbone, which results in inhibition of the initiation of immune and antiviral response responses including IFN induction. Arginines (312 and 339) on each binding homodimer (mint green) are represented as blue, with lysine (319) shown as yellow.



Reference: (Mitchell, WM and Carter, WA. The quest for effective Ebola treatment: Ebola VP35 is an evidence-based target for dsRNA drugs. Emerging Microbes & Infections (2014) 3, e77; doi:10.1038/emi.2014.77)

Ampligen Competes with dsRNA for Ebola VP35 Binding with an IC50=1.1 µg/ml*



120
100
80
60
40
20
0
% of control of VP35 binding to dsRNA
0,1
1
10
Ampligen Concentration (µg/ml)

*Recent unpublished data from Dr. Enzo Tramontano (University of Cagliari, Italy)

Presence of Functional VP35 in Ebola Infection



Ebola Viral RNA
— strand
— viral dsRNA
+
Excess VP35 Protein Available
=
— viral dsRNA
+
dsRNA Receptor
IFN
IFN Antiviral Cascades
Ebola Proteins Proliferate
T and B Cells Active
Immunity Not Enhanced
Death

Ampligen Binds to VP35 and Releases Viral dsRNA*



Viral dsRNA Binding VP35
+ Ampligen Excess
Ampligen Binding VP35
Viral dsRNA Released
dsRNA Receptors
IFN
IFN Antiviral Cascades
Antiviral State Enhanced
Blocks Synthesis of Ebola Surface GP, VP24, VP35
T and B Cells Active
Immunity Enhanced
Survival

*Proposed mechanism

Ampligen Induces a 90% Inhibition of EBOV in a Minigenome Model: Experimental Results of Dr. Sergei Nekhai, Howard University, WDC



Luciferase activity (arbitrary units)
450000
400000
350000
300000
250000
200000
150000
100000
50000
0
90% Inhibition of EBOV
(25 µg/ml Ampligen)
mock
Minigenome/T7 reg
Minigenome/T7reg + 25ug/ml
Minigenome/T7reg + 125ug/ml
no L-pol
no VP30
no Minigenome
Only Minigenome

Phillip, et al. *J Biol Chem* 2014;289:22723-22738

Molecular Structure of Hiltonol (poly ICLC) is Significantly Different Compared to Ampligen (Poly I : Poly $C_{12}U$)

DsRNA Parameter	Ampligen (Poly I : Poly $C_{12}U$)	Hiltonol (poly ICLC)
Uracil residues incorporated into poly C strand	Yes ↓Half-life ↓Toxicity	No
Poly L-lysine bound to phosphodiester backbone	No	Yes ↑Half-life ↑Toxicity ↑Antigenicity
Carboxymethylcellulose bound to phosphodiester backbone	No	Yes ↑Half-life ↑Toxicity ↑Antigenicity

Explanation of the Lack of Activity of Hiltonol in the NHP Model of Ebola

- Hiltonol [poly ICLC] is poly IC stabilized with poly L-lysine and carboxymethylcellulose (LC) in order to increase its half-life by protecting it from enzymatic attack
- Both LC compounds bind to the phosphodiester “backbone” of Hiltonol and prevent ribonuclease degradation
- It is the “backbone” structure of dsRNA that binds to Ebola VP35
- Therefore, it is likely that the poly L-lysine and carboxymethylcellulose components of Hiltonol will prevent its binding to Ebola VP35
- Thus, steric hindrance explains Hiltonol’s lack of activity in the non-human primate (NHP) study
- In contrast, the dsRNA structure of Ampligen (Poly I : Poly $C_{12}U$) is freely accessible, binds to VP35 and is able to displace viral dsRNA

Anti-EBOV Activity of Ampligen Evaluated by USAMRIID in a Rodent Challenge Model

- Balb/c mice (10 per group) infected with 1,000 pfu of mouse adapted EBOV given i.p., 4 hours later
- Treated with Ampligen (0, 6, 12, or 18 mg/kg) i.p. every other day for 7 doses
- Last Ampligen dose on Day 12
- Mice were observed for 21 days post-infection

Increased Survival (90-100%) Observed Up to Day 21 in Ampligen Treated Mice (Data from USAMRIID)



100
75
50
25
0
% survival
0
3
6
9
12
15
18
21
Days post infection
Control
Ampligen (6 mg/kg)
Ampligen (12 mg/kg)
Ampligen (18 mg/kg)
p<0.0001

Mice Treated with Low Dose Ampligen (6mg/kg) Did Not Lose Weight (Recent Data from USAMRIID)



Total Group Weights of Surviving Mice (gms)
250
200
150
100
50
0
0
3
6
9
12
15
18
21
Days post infection
Control
Ampligen (6 mg/kg)
Ampligen (12 mg/kg)
Ampligen (18 mg/kg)

Total grou weights of Dead mice = 0 gms

Ampligen and HIV

Evidence for Ampligen's Immuno-Enhancement Clinically in Immuno-Deficient or Immuno-Naive Human Subjects

- Ampligen augments DTH response in patients with HIV disease with decreased progression to AIDS
- Ampligen plus seasonal influenza vaccine induces mucosal immunity against highly pathogenic influenza viruses (H7N9 and H5N1)

Effect of Ampligen on Delayed Type Hypersensitivity in Human HIV Disease (Baseline CD4+ > 300)*



PLACEBO
AMP 400&700mg
100
80
60
40
20
0
% Reactive Subjects
0-8
16-48
WEEKS

* AMP 700 Randomized, Placebo-Controlled, Multicenter Study (Thompson, *et al.* 1996)
$p < 0.05$, Placebo vs. Ampligen, logistic regression analysis

Progression to AIDS-Defining Event In Ampligen Randomized, Placebo-Controlled, Multicenter, Double Blind Trial (Baseline CD4+ > 300)



Proportion without Progression to AIDS
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0
8
16
24
32
40
48
Weeks
p = 0.025
Placebo (n=7)
Ampligen (n=9)

Thompson, et al. 1996

A Summary of Antiviral Activity of Ampligen, Including Other Viruses

Antiviral Activity of Ampligen: Double-Stranded DNA Viruses

Virus	Model	Result	Journal Article Locator
Herpes Simplex Type 2	Mouse, in vivo protection	Increased survival	International Journal of Immunopharmacology 10:197-209, 1988.
Hepatitis B	Duck, in vivo treatment	Decreased serum viral DNA	Antiviral Research 21:155-171, 1993.
Cytomegalovirus, strain AD 169	Human fibroblast, in vitro protection	Decreased viral infection	Annual Meeting of the American Society for Microbiology, Miami Beach, Florida, 1988.
Human Herpes Virus Type 6 (HHV-6)	Human blood cells, in vitro protection	Decreased viral infection	Journal of Chronic Fatigue Syndrome, 1(1):35-53, 1995.
Vaccinia	Mouse, in vivo protection	Decreased tail lesions	Annals NY Acad. Sci. 653:334-343, 1992.

Antiviral Activity of Ampligen: Single-Stranded (+) RNA Viruses

Virus	Model	Result	Journal Article Locator
Banzi Virus	Mouse, in vivo protection	Increased survival	International Journal of Immunopharmacology 10:197-209, 1988
Mouse Hepatitis Virus Type 3	Mouse, in vivo protection	Increased survival	Hepatology 3:837, 1983.
Encephalomyocarditis	Mouse, in vivo protection	Increased survival	Molecular Pharmacology 12:440-453, 1976.
SARS-CoV (coronavirus)	Mouse, in vivo protection	Increased survival	Virology 395:210-222, 2009.
Enterovirus (coxsackie B3)	Mouse, in vivo protection	Decreased viral-induced myocarditis	Antimicrobial Agents and Chemotherapy, 48(1):267-274, 2004.

Antiviral Activity of Ampligen: Single-Stranded (-) RNA Viruses

Virus	Model	Result	Journal Article Locator
Punta Toro Bunyavirus	Mouse, in vivo treatment	Increased survival	J. Immunology 178:5200-5208, 2007.
Caraparu Bunyavirus	Mouse, in vivo protection	Increased survival	Antiviral Research 9:134, 1988.
Vesicular Stomatitis Virus	Human fibroblasts, in vitro protection	Decreased viral infection	Molecular Pharmacology 12:299-312, 1976.
Nipah Virus (paramyxcovirus)	Hamster, in vivo protection	Increased survival	Antimicrobial Agents and Chemotherapy 50(5):1768-1772, 2006.
Ebola Virus (Zaire)	Hela cells, in vitro protection	EC50 = 4 µg/ml	Data from The United States Army Medical Research Institute of Infectious Diseases (USAMRIID). Presented at the 2015 Filoviruses Meeting, Washington DC.
Ebola Virus (mouse adapted)	Mouse, in vivo protection	100% survival at 6 mg/kg ($p<0.001$) vs. 0% survival in untreated controls	Data from The United States Army Medical Research Institute of Infectious Diseases (USAMRIID). Presented at the 2015 Filoviruses Meeting, Washington, DC.

The Synergistic Activities of Ampligen

Ampligen Has The Potential To Enhance The Efficacy Of A Broad Spectrum of Antiproliferative and Antiviral Drugs

Ampligen Synergy

Ampligen is synergistic with small molecule antiviral drugs:

- **Influenza**[1]
  - oseltamivir
  - zanamivir
- **HIV/AIDS**[2]
  - abacavir
  - zidovudine
  - zalcitabine
  - didanosine
  - stavudine
  - efavirenz
  - indinavir
  - ritonavir
  - nelfinavir
  - amprenavir
  - ribavirin

[1]Strayer et al., unpublished data (2007)

[2]Gillepspie et al. In Vivo (1994); Essey et al. Antiviral Research (2001)

Ampligen is synergistic with α, β, and γ interferons for Antiviral indication (HIV/AIDS):

- **Interferons**[3]
  - rIFN-α-2a
  - rIFN-β-1b
  - rIFN-γ

[3]Montefiori et al. AIDS Res & Human Retroviruses (1989)

Ampligen is synergistic with α, β, and γ interferons for Antiproliferative (Cancer) indications:

- **Interferons**[4]
  - nIFN-α
  - rIFN-α-2a
  - nIFN-β
  - rIFN-β-1b
  - nIFN-γ
- **Interleukins**[5]
  - IL-2
- **Checkpoint Inhibitor**[6]
  - Anti-PD-L1

[4]Hubbell et al. Int J Cancer (1986); Dick and Hubbell J Neuro-Oncol (1987)

[5]Hubbell et al. Cancer Immunol Immunther (1992)

[6]Celis, unpublished data.

Synergistic Inhibition of HIV by Ampligen (polyI-poly $C_{12}U$) Combined with Nucleoside Reverse Transcriptase Inhibitors (NRTI)

Mixed dose effect analysis of polyI-polyC_{12}U with NRTI

Drug	Experimental drug ratio[a]			Mean[b]	Synergy[c]
Abacavir Sulfate	1:1.63	1:4.9	1:14.6		
EC_{50}	0.799 (0.128)	0.79 (0.065)	1.052 (0.176)	0.883	+
EC_{90}	0.561 (0.097)	0.523 (0.063)	0.88 (0.152)	0.655	+++
EC_{99}	0.385 (0.092)	0.354 (0.073)	0.726 (0.205)	0.488	+++
Lamivudine	1:1.63	1:4.88	1:14.8		
EC_{50}	0.881 (0.058)	1.173 (0.190)	1.479 (0.413)	1.178	−
EC_{90}	0.716 (0.081)	0.744 (0.121)	1.630 (0.489)	1.030	±
EC_{99}	0.578 (0.119)	0.456 (0.118)	1.823 (1.11)	0.952	±
Zidovudine	1:25.42	1:76.25	1:228.75		
EC_{50}	0.777 (0.134)	0.976 (0.232)	0.727 (0.065)	0.827	++
EC_{90}	0.845 (0.252)	0.496 (0.225)	0.399 (0.069)	0.580	+++
EC_{99}	0.959 (0.485)	0.271 (0.252)	0.262 (0.085)	0.497	+++
Zalcitabine	1:5.08	1:15.25	1:45.75		
EC_{50}	0.879 (0.171)	0.735 (0.079)	1.112 (0.185)	0.909	±
EC_{90}	0.818 (0.192)	0.568 (0.096)	0.329 (0.067)	0.572	+++
EC_{99}	0.802 (0.276)	0.431 (0.113)	0.128 (0.038)	0.454	+++
Didanosine	3.94:1	1.3:1	1:2.29		
EC_{50}	0.822 (0.158)	0.710 (0.093)	0.713 (0.075)	0.748	++
EC_{90}	0.629 (0.197)	0.532 (0.110)	0.388 (0.075)	0.516	+++
EC_{99}	0.485 (0.265)	0.394 (0.133)	0.235 (0.07)	0.371	+++
Stavudine	6.15:1	2.05:1	1:1.46		
EC_{50}	0.728 (0.120)	0.876 (0.127)	0.993 (0.154)	0.866	+
EC_{90}	0.509 (0.113)	0.655 (0.112)	0.669 (0.095)	0.611	+++
EC_{99}	0.361 (0.135)	0.487 (0.138)	0.611 (0.124)	0.486	+++

[a] Combination Indeces for three experimental drug ratios at the calculated EC_{50}, EC_{90}, and EC_{99}. Experimental ratio of the drugs to be tested to polyI-polyC_{12}U, based on EC_{50}'s. The actual ratio of drug: polyI-polyC_{12}U is shown. Values in the table are CI; numbers in parentheses are standard deviations. Experiments were performed as described in Section 2.

[b] Mean CI at the EC for the three different drug ratios.

[c] Synergy was determined by the method of Chou and Talalay. − − −, antagonism; − −, moderate antagonism; −, slight antagonism; ±, nearly additive; +, slight synergism; ++, moderate synergism; +++, synergism; and ++++, strong synergism.

Reference: Essey et al. Antiviral Research (2001)

SYNERGY OF POLY I : POLY C_{12}U AND OSELTAMIVIR

Poly I : Poly C_{12}U : Oseltamivir Ratio	Combination Index (CI) †					
	ED50		ED75		ED90	
32:1	0.31	+++	0.21	++++	0.16	++++
100:1	0.31	+++	0.18	++++	0.12	++++
320:1	0.33	+++	0.21	++++	.015	+++++
1000:1	0.26	++++	0.21	++++	.018	+++++
3200:1	0.32	+++	0.26	++++	0.22	++++

† Combination Indices < 0.90 Indicate Some Degree of Synergism

+++++ = very strong synergism, ++++ = strong synergism, +++ = synergism

SYNERGY OF POLY I : POLY C_{12}U AND ZANAMIVIR

Poly I : Poly C_{12}U : Zanamivir Ratio	Combination Index (CI) †					
	ED50		ED75		ED90	
3:1	<0.01	+++++	<0.01	+++++	0.14	++++
10:1	0.02	+++++	0.08	+++++	0.32	+++
32:1	0.33	+++	0.34	+++	.035	+++++
100:1	0.11	++++	0.17	++++	.028	+++++
320:1	0.08	+++++	0.16	++++	0.31	+++

† Combination Indices < 0.90 Indicate Some Degree of Synergism

+++++ = very strong synergism, ++++ = strong synergism, +++ = synergism